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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)   February 2, 1999
                                                   ----------------



                             ST. JOHN KNITS, INC.
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            (Exact name of registrant as specified in its charter)



          California                  1-11752                   95-2245070
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(State or other jurisdiction        Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


       17422 Derian Avenue, Irvine,California                    92614
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     (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code         (949) 863-1171
                                                  -----------------------------

                                Not Applicable
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        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS
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         On February 2, 1999, St. John Knits, Inc., a California corporation
(the "Company"), entered into an Agreement and Plan of Merger, dated as of February 2, 1999, among the Company, St. John Knits International, Incorporated, a wholly owned subsidiary of the Company, SJKAcquisition, Inc., a wholly owned subsidiary of St. John Knits International, Incorporated, and Pearl Acquisition Corp., a Delaware corporation and an affiliate of Vestar Capital Partners III, L.P. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1. A copy of the Agreement and Plan of Merger, dated as of February 2, 1999, among the Company, St. John Knits International, Incorporated, SJKAcquisition, Inc. and Pearl Acquisition Corp. is attached hereto as Exhibit 2.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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 2.1     Agreement and Plan of Merger, dated as of February 2, 1999, among
         St. John Knits, Inc., St. John Knits International, Incorporated, SJKAcquisition, Inc. and Pearl Acquisition Corp.

99.1     Press Release issued by the Company on February 3, 1999.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 5, 1999

                             ST. JOHN KNITS, INC.



                             By:    /s/ Roger G. Ruppert
                                    --------------------
                             Name:  Roger G. Ruppert
                             Title: Senior Vice President - Finance,
                                    Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit
   No.         Description of Exhibit
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 2.1           Agreement and Plan of Merger, dated as of February 2, 1999, among St. John Knits, Inc., St. John Knits International,
               Incorporated, SJKAcquisition, Inc. and Pearl Acquisition Corp.

99.1           Press Release issued by the Company on February 3, 1999.

                                       4